Southwest Bancorp, Inc.

2014 Fourth Quarter Earnings Presentation

January 21, 2015

Forward Looking Statements

We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include:

- Statements of Southwest's goals, intentions, and expectations;
- Estimates of risks and of future costs and benefits;
- Expectations regarding our future financial performance and the financial performance of our operating segments;
- Expectations regarding regulatory actions;
- Expectations regarding our ability to utilize tax loss benefits;
- Expectations regarding our stock repurchase program;
- Expectations regarding dividends;
- Expectations regarding acquisitions and divestitures;
- Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
- Estimates of the value of assets held for sale or available for sale; and
- Statements of our ability to achieve financial and other goals.

These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

Fourth Quarter 2014 Highlights

- Net income of $5.9 million, or $0.30 per diluted share
  - Pre-tax, pre-provision income of $7.1 million
- Loan portfolio continues to exhibit growth and improving stability
  - Loans increased $32.6 million during the quarter
  - Net interest margin was 3.47% (normalized) for the quarter, up 3 bp from prior quarter's rate
  - Booked $131.1 million in new loan production in the quarter
- Credit portfolio showed excellent improvement in all credit quality indicators
  - NPLs decreased by $5.6 million, or 37%
  - NPAs decreased by $6.0 million, or 32%
  - Potential Problem Loans decreased by $30.3 million, or 47%,
  - Negative provision for credit losses of $2.4 million
  - Loss reserve is at 2.03% of loans
  - Annualized NCOs for the quarter equal to 0.02% of average loans
  - Loan principal recoveries of $0.3 million

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.

Fourth Quarter 2014 Highlights (cont.)

- Continue to recruit new talented people to the organization
- Capital ratios remain strong and above minimum well-capitalized standards
- Continued implementation of the share repurchase program for up to 5%, or 990,000 shares of outstanding common stock
- Announced an increased dividend of $0.06 per common share payable in February 2015

Financial Highlights

($ in thousands except per share data)	2012 FY 12/31/12	2013 FY 12/31/13	2014 FY 12/31/14	2013 FQ4 12/31/2013	2014 FQ1 3/31/14	2014 FQ2 6/30/14	2014 FQ3 9/30/14	2014 FQ4 12/31/14
Balance Sheet								
Total Assets	2,122,255	1,981,423	1,942,034	1,981,423	2,012,053	1,885,158	1,900,948	1,942,034
Total Gross Loans	1,378,735	1,270,903	1,399,991	1,270,903	1,320,122	1,351,700	1,367,388	1,399,991
Total Deposits	1,709,578	1,584,086	1,533,999	1,584,086	1,605,906	1,463,855	1,494,946	1,533,999
Total Equity	246,056	259,187	270,786	259,187	264,586	271,351	271,966	270,786
Profitability (%)								
Net Income ($000)	16,187	17,435	21,030	6,832	3,691	6,152	5,288	5,899
ROAA	0.72	0.86	1.09	1.37	0.75	1.27	1.12	1.22
ROAE	5.71	6.90	7.82	10.59	5.68	9.19	7.69	8.62
Net Interest Margin	3.64	3.19	3.45	3.42	3.33	3.50	3.44	3.52
Efficiency Ratio	68.46	72.50	67.80	76.45	74.15	61.77	70.60	66.68
Balance Sheet Ratios / Capital (%)								
Loans/ Deposits	80.65	80.23	91.26	80.23	82.20	92.34	91.47	91.26
Tangible Common Equity/ Tang Assets(1)(3)	11.54	13.03	13.89	13.03	13.10	14.34	14.25	13.89
Tier 1 Risk Based Capital Ratio	20.28	20.28	19.70	20.28	19.98	20.13	20.05	19.70
Total Risk Based Capital Ratio	21.56	21.59	20.96	21.59	21.29	21.43	21.34	20.96
Tier 1 Leverage Ratio	15.01	14.86	16.45	14.86	15.09	15.95	16.86	16.45
Asset Quality (%)(2)								
NPLs/ Loans	3.06	1.57	0.67	1.57	1.22	1.23	1.10	0.67
NCOs/ Avg Loans	0.07	0.22	0.12	(0.95)	0.24	0.45	(0.21)	0.02
Reserves/Portfolio Loans	3.47	2.89	2.03	2.89	2.66	2.46	2.27	2.03
Reserves/ NPLs	102.06	184.50	302.26	184.50	217.13	200.77	205.29	302.26
Per Share Data								
Tangible Book Value Per Share(1)(3)	12.54	13.07	14.05	13.07	13.31	13.65	13.83	14.05
Earnings Per Share	0.64	0.89	1.07	0.35	0.19	0.31	0.27	0.30

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Earnings Results

Earnings Summary

($ in thousands, except per share)	Three Months Ended 12/31/14	Three Months Ended 9/30/14	Three Months Ended 12/31/13	Q4 '14 vs. Q3 '14 % Change
Net interest income	$ 16,592	$ 15,837	$ 16,637	4.8%
Provision for loan losses	(2,386)	(2,897)	(6,502)	(17.6)%
Noninterest income	4,576	3,084	3,068	48.4%
Noninterest expense	14,115	13,358	15,065	5.7%
Income before taxes	9,439	8,460	11,142	11.6%
Taxes on income	3,540	3,172	4,310	11.6%
Net income	5,899	5,288	6,832	11.6%
Pre-tax, pre-provision income (1)	7,053	5,563	4,640	26.8%
Diluted earnings per share	**$ 0.30**	**$ 0.27**	**$ 0.35**	

(1) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Loan Portfolio



Healthcare Commercial & Industrial $102.6 7%
Owner Occupied CRE $82.5 6%
Owner Occupied Healthcare CRE $262.7 19%
Commercial & Industrial $247.3 18%
Construction & Development $188.0 13%
Non-Owner Occupied CRE $408.9 29%
Consumer $21.5 2%
Residential Real Estate $86.4 6%

12/31/2014
$1.4 billion



Other $20.6 2%
Kansas $146.0 10%
Texas $460.7 33%
Oklahoma $772.7 55%

Loans by Type

Loans by Segment



Healthcare Commercial & Industrial $108.9 9%
Owner Occupied CRE $101.5 8%
Commercial & Industrial $145.5 11%
Owner Occupied Healthcare CRE $272.5 22%
Construction & Development $144.9 11%
Non-Owner Occupied CRE $376.7 30%
Consumer $30.4 2%
Residential Real Estate $87.3 7%

12/31/2013
$1.3 billion



Other $23.2 2%
Kansas $199.0 15%
Texas $366.7 29%
Oklahoma $682.0 54%

Dollars in millions.

Nonperforming Loans

12/31/2014
$9.4 million



Owner Occupied CRE $2.1 22%
Non-Owner Occupied CRE $0.1 1%
Healthcare Commercial & Industrial $5.7 61%
Residential Real Estate $1.1 12%
Construction & Development $0.1 1%
Commercial & Industrial $0.3 3%



Kansas $1.8 20%
Oklahoma $1.9 20%
Texas $5.7 60%

Loans by Type

Loans by Segment

12/31/2013
$19.9 million



Owner Occupied CRE $4.9 25%
Healthcare Commercial & Industrial $8.2 41%
Non-Owner Occupied CRE $2.9 14%
Construction & Development $2.7 14%
Residential Real Estate $0.5 3%
Commercial & Industrial $0.6 3%
Consumer $0.1 0%



Kansas $2.4 12%
Oklahoma $5.6 28%
Texas $11.9 60%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Nonperforming Loans

Loans by Physical Location

12/31/2014
$9.4 million


Other
$0.1
1%
Kansas
$1.8
20%
Texas
$0.7
7%
Arizona
$5.0
53%
Oklahoma
$1.8
19%

12/31/2013
$19.9 million


Other
$0.3
1%
Kansas
$2.4
12%
Texas
$2.6
13%
Arizona
$9.3
47%
Oklahoma
$5.3
27%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Other Real Estate Owned


$14,958
$11,665
$1,811
$1,693
$2,654
$4,654
$4,285
$3,448
$3,097
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Dollars in thousands.

Nonperforming Loans



$41,989
$35,229
$32,577
$32,680
$19,872
$16,085
$16,478
$15,059
$9,413
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.

Nonperforming Assets


$14,958
$41,989
$11,665
$35,229
$1,811
$32,577
$1,693
$32,680
$2,654
$19,872
$4,654
$16,085
$4,285
$16,478
$3,448
$15,059
$3,097
$9,413
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
Total Nonperforming Loans
Other Real Estate

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.

Potential Problem Loans



$97,516
$93,632
$97,470
$97,169
$99,750
$91,765
$84,175
$64,375
$34,037
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Dollars in thousands.

Loan Loss Reserve to NPL+PPL



33.49%
33.26%
31.03%
30.87%
30.65%
32.38%
32.87%
38.92%
65.48%
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

PPL is defined as potential problem loans
Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due

Improved Risk Profile…


($000s)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6%
5%
4%
3%
2%
1%
0%
2010
2011
2012
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
NPAs
Potential Problem Loans
NPAs/Assets

Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

Strong Core Deposit Franchise

$1.5 billion Total Deposits (12/31/2014)

Deposits by Type


Non-interest Bearing Demand $496 32%
Interest Bearing Demand $122 8%
Other Time Deposits $222 15%
Money market Accounts $462 30%
Time Deposits $100,000 or More $199 13%
Savings Accounts $33 2%

Cost of Deposits


0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
0.34%
0.32%
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Dollars in millions.

Cost of Funds Continue to Decline


($000s)
$17,500
$17,000
$16,500
$16,000
$15,500
$15,000
$14,500
$14,000
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
3.44%
3.52%
0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
0.34%
0.32%
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2'14
Q3 '14
Q4 '14
Net Interest
Cost of Deposits
Net Interest Margin

Noninterest Income


$4,871
$3,537
$3,491
$3,547
$3,068
$3,025
$8,246
$3,084
$4,576
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Noninterest Expense



$20,000
$15,000
$10,000
$5,000
$0
-$5,000
$17,653
$14,388
$12,839
$13,019
$15,065
$14,107
$15,332
$13,358
$14,115
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/3/14
6/30/14
9/30/14
12/31/14
Total Noninterest Expense
Salaries and Employee Benefits
Occupancy
FDIC and Other Insurance
Other Real Estate, net
General and Administrative

Dollars in thousands.

Strong Regulatory Capital Position

Tier 1 Leverage Ratio



25%
20%
15%
10%
5%
0%
15.0%
14.8%
14.9%
15.1%
16.0%
16.9%
16.5%
*
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Tier 1 Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
20.3%
20.2%
20.3%
20.0%
20.1%
20.1%
19.7%
*
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Tier 1 Common Ratio



25%
20%
15%
10%
5%
0%
15.2%
17.2%
17.2%
17.0%
17.2%
17.2%
16.9%
*
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Total Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
21.6%
21.5%
21.6%
21.3%
21.4%
21.3%
21.0%
*
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

*Well-capitalized minimum.

2015 Priorities:

- Aggressively seek ways to efficiently and profitably deploy our excess capital, including strategic acquisitions, selective de-novo branching and product investments.
- Identify and acquire talented individuals and teams that will enhance our presence and profitability in select business segments and markets.
- Continue to improve credit quality and balance sheet strength.
- Maintain high credit standards while accelerating loan growth focused in areas of expertise, i.e. real estate, healthcare, commercial and energy.
- Improve internal operating efficiency while providing superior customer service. This includes investment in core operating systems and people.
- Strengthen and invest in business lines that produce non-interest income and effectively scale them across our geographic footprint.
- Drive a culture that produces consistent, conservative, and sustainable revenue and earnings growth.

ADDITIONAL FINANCIAL INFORMATION

Net Income



$1.0
$2.4
$4.4
$3.8
$6.8
$3.7
$6.2
$5.3
$5.9
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Dollars in millions.

Net Interest Margin



3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
3.44%
3.52%
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Total Loans by Segment


$174.4
$195.3
$210.1
$206.8
$198.9
$170.7
$145.2
$142.5
$146.0
$520.48
$495.82
$444.33
$414.43
$366.70
$372.02
$408.39
$424.64
$460.68
$652.12
$628.75
$656.36
$681.75
$682.00
$754.70
$773.67
$777.04
$772.72
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
Oklahoma
Texas
Kansas
Mortgage Banking

Dollars in millions.

Potential Problem Loans by Segment


$5.5
$8.3
$9.4
$7.3
$6.3
$5.7
$3.2
$1.9
$2.8
$58.4
$52.0
$58.7
$59.6
$65.1
$58.4
$57.0
$38.6
$6.3
$30.9
$32.2
$31.5
$31.3
$29.0
$29.2
$23.9
$23.9
$25.0
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
Oklahoma
Texas
Kansas

Dollars in millions.

Provision for Loan Loss



$3.09
$0.50
$(0.88)
$(0.33)
$(6.50)
$(0.99)
$(0.36)
$(2.90)
$(2.39)
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Dollars in millions.

Loan Loss Reserve to Total Portfolio Loans



3.47%
3.25%
3.24%
3.08%
2.89%
2.66%
2.46%
2.27%
2.03%
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Loan Loss Reserve to Nonperforming Loans



302.26%
217.13%
200.77%
205.29%
184.50%
102.06%
121.64%
123.87%
122.65%
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

APPENDIX

The subsequent tables present non-GAAP reconciliations of the following calculations:

- Tangible Common Equity (TCE) to Tangible Assets (TA) ratio
- Tangible Book Value per Share
- Pre-tax, Pre-provision Income

TCA to TA and Tangible Book Value Per Share

	2012 FY 12/31/12	2013 FY 12/31/13	2014 FY 12/31/14	2013 FQ4 12/31/13	2014 FQ1 3/31/14	2014 FQ2 6/30/14	2014 FQ3 9/30/14	2014 FQ4 12/31/14
Total Equity	$ 246,056	$ 259,187	$ 270,786	$ 259,187	$ 264,586	$ 271,351	$ 271,966	$ 270,786
Less Preferred Stock	-	-	-	-	-	-	-	-
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TCE	$ 244,842	$ 257,973	$ 269,572	$ 257,973	$ 263,372	$ 270,137	$ 270,752	$ 269,572
Total Assets	$ 2,122,255	$ 1,981,423	$ 1,942,034	$ 1,981,423	$ 2,012,053	$ 1,885,158	$ 1,900,948	$ 1,942,034
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TA	$ 2,121,041	$ 1,980,209	$ 1,940,820	$ 1,980,209	$ 2,010,839	$ 1,883,944	$ 1,899,734	$ 1,940,820
Common Equity to Assets	11.59%	13.08%	13.94%	13.08%	13.15%	14.39%	14.31%	13.94%
TCE to TA	**11.54%**	**13.03%**	**13.89%**	**13.03%**	**13.10%**	**14.34%**	**14.25%**	**13.89%**
Shares outstanding	19,529,721	19,732,926	19,187,059	19,732,926	19,786,206	19,793,123	19,570,618	19,187,059
Book Value per Common Share	$12.60	$13.13	$14.11	$13.13	$13.37	$13.71	$13.90	$14.11
Tangible BV per Share	**$12.54**	**$13.07**	**$14.05**	**$13.07**	**$13.31**	**$13.65**	**$13.83**	**$14.05**

Pre-tax, Pre-provision Income

	12/31/14	9/30/14	12/31/2013
Net Income	$ 5,899	$ 5,288	$ 6,832
Taxes on income	3,540	3,172	4,310
Provision for loan losses	(2,386)	(2,897)	(6,502)
Pre-tax, Pre-provision Income	**$ 7,053**	**$ 5,563**	**$ 4,640**

Dollars in thousands, except per share amounts.

Southwest Bancorp, Inc.

2014 Fourth Quarter Earnings Presentation

January 21, 2015